JAG MEDIA HOLDINGS, INC.
6865 S.W. 18TH STREET, SUITE B13
BOCA RATON, FL 33433

March 27, 2008

YA Global Investments, L.P.
101 Hudson Street
Suite 3700
Jersey City, NJ 07302

Re:
Letter Agreement between YA Global Investments, L.P. (“YA Global”) and JAG Media Holdings, Inc. (“JAG Media”) dated January 31, 2008, as amended by letter agreement between YA Global and JAG Media dated March 11, 2008 (“YA Global Agreement”).

Gentlemen:

This will confirm our understanding that the terms and conditions of the YA Global Agreement are hereby amended as set forth below.

1. The automatic termination date set forth in paragraph 8 of the YA Global Agreement is hereby changed from March 31, 2008 to April 8, 2008.

If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.

Sincerely yours, JAG Media Holdings, Inc. By: /s/ Thomas J. Mazzarisi Name: Thomas J. Mazzarisi Title: Chairman & CEO Date: March 27, 2008

AGREED AND ACCEPTED:
YA Global Investments, L.P. (formerly, Cornell Capital Partners, L.P.)

By: Yorkville Advisors, LLC
Its: Investment Manager

By:  /s/ Mark Angelo
        Name: Mark Angelo
       Date: March 27, 2008